INVESCO VARIABLE INVESTMENT FUNDS, INC.
                    INVESCO VIF - Industrial Income Portfolio

                   Supplement to above Portfolio's Prospectus
                                dated May 1, 1998

The section of the above Portfolio's Prospectus entitled "Management" is amended to (1) delete the third sentence of the ninth paragraph, and (2) substitute the following sentence in its place:

          Certain Fund expenses are absorbed voluntarily by IFG pursuant to a commitment to the Company to limit the Fund's annual expenses to no more than 0.90% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.15% of the Fund's average net assets effective July 6, 1998.

The date of this Supplement is September 30, 1998.